FORM 8-K


                     SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): April 25, 2003


                    Structured Asset Mortgage Investments, Inc.
                 Mortgage Pass-Through certificates, Series 1999-4
              (Exact name of registrant as specified in its charter)



    Delaware               33-44658                      13-3633241
(State or other     Commission File Number)   (IRS Employer Identification No.)
 Jurisdiction of
 incorporation)



                 383 Madison Avenue, New York, New York             10167
                (Address of principal executive offices)     (Zip Code)



Registrant's telephone number, including area code:  (212) 272-2000



                          Not Applicable
Former name or former address,  if changed since last report.

Item 5.       Other Events.


     1. A distribution was made to the Certificateholders of the Structured Asset Mortgage Investments, Inc. Mortgage Pass-Through Certificates, Series 1999-4, on April 25, 2003. The distribution was made pursuant to the provisions of a Pooling and Servicing Agreement dated June 28, 1999, between and among Structured Asset Mortgage Investments Trust, as Issuer, Bankers Trust Company of California, as Trustee, and Norwest Bank Minnesota, National Association, as Master Servicers.



Item 7.       Financial Statements and Exhibits.


      c)       Exhibits.


              (28.35) April 25, 2003 - Information on Distribution to
                                       Certificateholders.

SIGNATURE





Pursuant to the requirements of the Securities Exchange Act of 1934,the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                 Structured Asset Mortgage Investments Inc.
                                                     (Registrant)






Date:   May 7, 2003                    By: /S/Joseph Jurkowski Jr.
                                              Joseph Jurkowski Jr.
                                          Vice President/Asst.Secretary

                                  Structured Asset Mortgage Investments, Inc.


                                                     FORM 8-K


                                                  CURRENT REPORT


Exhibit Index





Exhibit No.              Description


     (28.35)            April 25, 2003 - Information on
                        Distribution to Certificateholders




              April 25, 2003 - INFORMATION ON DISTRIBUTION EXHIBIT 28.35
                                 TO CERTIFICATEHOLDERS



Structured Asset Mortgage Investments, Inc
Mortgage Pass-Through Certificates, Series 1999-4




    Principal Amt.
            Outstanding                                                                               Ending       Cumulative
Certificat    Prior to      Interest     Interest      Principal      Current          Total       Certificate      Realized
  Class     Distribution      Rate     Distribution  Distribution   Realized Loss  Distribution      Balance         Losses
      A-1             0.00     7.25000%         0.00           0.00           0.00           0.00            0.00          0.00
      A-2    42,966,143.45     7.25000%   259,587.09   3,336,681.49           0.00   3,596,268.58   39,629,461.96          0.00
      A-3             0.00     7.25000%         0.00           0.00           0.00           0.00            0.00          0.00
      A-4     5,128,916.79     7.25000%    30,987.20     734,788.96           0.00     765,776.16    4,394,127.83          0.00
      A-5     2,234,638.00     7.25000%    13,500.94           0.00           0.00      13,500.94    2,234,638.00          0.00
      A-6     1,000,000.00     7.25000%     6,041.67           0.00           0.00       6,041.67    1,000,000.00          0.00
      A-7       621,000.00     7.25000%     3,751.87      89,000.00           0.00      92,751.87      532,000.00          0.00
        P       107,885.95     7.25000%            0         262.60           0.00         262.60      107,623.35          7.75
      X-1             0.00     0.00000%    26,287.43           0.00           0.00      26,287.43            0.00          0.00
      X-2             0.00     0.98858%    31,565.04           0.00           0.00      31,565.04            0.00          0.00
      B-1    10,044,316.73     0.99765%    60,684.41      10,839.03           0.00      71,523.44   10,033,477.71          0.00
      B-2     4,254,150.77     7.25000%    25,702.16       4,590.74           0.00      30,292.90    4,249,560.03          0.00
      B-3     2,481,499.69     7.25000%    14,992.39       2,677.84           0.00      17,670.23    2,478,821.86          0.00
      B-4     1,037,652.37     7.25000%     6,269.15       1,119.75      22,675.26       7,388.90    1,013,857.36    403,950.48
      B-5             0.00     7.25000%         0.00           0.00           0.00           0.00            0.00    953,719.09
      B-6             0.00     7.25000%         0.00           0.00           0.00           0.00            0.00  1,207,030.26
        R             0.00     7.25000%    14,495.83           0.00           0.00      14,495.83            0.00          0.00

    Total    69,876,203.75                493,865.18   4,179,960.41      22,675.26   4,673,825.59   65,673,568.10  2,564,707.58


CERTIFICATE COMPONENT STATEMENT
             Component      Beginning     Ending       Beginning       Ending         Ending
            Pass-Through    Notional     Notional      Component      Component      Component
  Class         Rate         Balance      Balance       Balance        Balance      Percentage

     X1_1         0.98858%26,428,934.1725,135,769.33           0.00           0.00   22.56855494%
     X1_2         0.98858% 5,480,283.96 5,473,919.42           0.00           0.00   19.78068485%
     X2_1         0.99765%30,253,952.4128,172,811.06           0.00           0.00   34.67887378%
     X2_2         0.99765% 7,713,193.06 6,891,238.31           0.00           0.00   27.34389994%




                          CERTIFICATE ACCOUNT

Beginning Balance                                                             0.00

Deposits

          Payment of Interest and Principal                           4,608,208.11
          Liquidations, Insurance Proceeds, Reserve Funds                     0.00
          Proceeds from Repurchased Loans                                     0.00
          Other Amounts (Servicer Advances)                             120,217.47
          Realized Losses                                              (22,675.26)
          Prepayment Penalties                                                0.00
Total Deposits                                                        4,705,750.32

Withdrawals
          Reimbursement for Servicer Advances                                 0.00
          Payment of Service Fee                                         31,924.73
          Payment of Interest and Principal                           4,673,825.59
Total Withdrawals (Pool Distribution Amount)                          4,705,750.32

Ending Balance                                                                0.00


          PREPAYMENT/CURTAILMENT INTEREST SHORTFALL

Total Prepayment/Curtailment Interest Shortfall                               0.00
Servicing Fee Support                                                         0.00
Non-Supported Prepayment/Curtailment Interest Shortfall                       0.03


                                       SERVICING FEES

Gross Servicing Fee                                                      16,208.66
Master Servicing Fee                                                        291.15
Pool Insurance Fee                                                       14,842.64
Special Servicing Fee                                                         0.00
Trustee- Deutsche Bank                                                      582.28
Supported Prepayment/Curtailment Interest Shortfall                           0.00
Net Servicing Fee                                                        31,924.73

                                        Beginning      Current        Current         Ending
Account Type                              Balance     Withdrawals     Deposits        Balance
Class A-6 Rounding Account                999.99         0.00           0.00          999.99
Class A-7 Rounding Account                840.16        170.02         159.84         829.98




          DELINQUENT                                               BANKRUPTCY

              No of Loans Prin Balance                                No of Loans   Prin Balance

30 Days                 45 5,411,149.16             0-29 Days                    4     595,917.19
60 Days                 10 1,142,172.23             30 Days                      0           0.00
90 Days                  6   611,268.26             60 Days                      0           0.00
120 Days                 3   796,606.16             90 Days                      1      99,859.49
150 Days                 3   183,719.17             120 Days                     1      73,388.95
180+ Days                0         0.00             150 Days                     2     194,193.48
                        67 8,144,914.98             180+ Days                   28   2,609,962.77
                                                                                36   3,573,321.88
30 Days          8.093525%    8.220654%
60 Days          1.798561%    1.735211%             0-29 Days            0.719424%      0.905321%
90 Days          1.079137%    0.928643%             30 Days              0.000000%      0.000000%
120 Days         0.539568%    1.210209%             60 Days              0.000000%      0.000000%
150 Days         0.539568%    0.279107%             90 Days              0.179856%      0.151707%
180+ Days        0.000000%    0.000000%             120 Days             0.179856%      0.111493%
                 2.050360%   12.373825%             150 Days             0.359712%      0.295020%
                                                    180+ Days            5.035971%      3.965073%
                                                                         6.474820%      5.428615%

          FORECLOSURE                                              REO

              No of Loans Prin Balance                                No of Loans   Prin Balance

0-29 Days                0         0.00             0-29 Days                    0           0.00
30 Days                  2   225,864.78             30 Days                      0           0.00
60 Days                  1    57,643.97             60 Days                      0           0.00
90 Days                  0         0.00             90 Days                      0           0.00
120 Days                 0         0.00             120 Days                     0           0.00
150 Days                 2   125,392.03             150 Days                     0           0.00
180+ Days               26 2,403,378.48             180+ Days                   10     735,301.49
                        31 2,812,279.26                                         10     735,301.49

0-29 Days        0.000000%    0.000000%             0-29 Days            0.000000%      0.000000%
30 Days          0.359712%    0.343135%             30 Days              0.000000%      0.000000%
60 Days          0.179856%    0.087573%             60 Days              0.000000%      0.000000%
90 Days          0.000000%    0.000000%             90 Days              0.000000%      0.000000%
120 Days         0.000000%    0.000000%             120 Days             0.000000%      0.000000%
150 Days         0.359712%    0.190496%             150 Days             0.000000%      0.000000%
180+ Days        4.676259%    3.651229%             180+ Days            1.798561%      1.117075%
                 5.575540%    4.272434%                                  1.798561%      1.117075%

                                                                   TOTAL

                                                                      No of Loans   Prin Balance

                                                    0-29 Days                    4     595,917.19
                                                    30 Days                     47   5,637,013.94
                                                    60 Days                     11   1,199,826.20
                                                    90 Days                      7     711,127.75
                                                    120 Days                     4     869,995.11
                                                    150 Days                     7     503,304.68
                                                    180+ Days                   64   5,748,642.74
                                                                               144  15,265,827.61

                                                    0-29 Days            0.719424%      0.905321%
                                                    30 Days              8.453237%      8.563790%
                                                    60 Days              1.978417%      1.822784%
                                                    90 Days              1.258993%      1.080350%
                                                    120 Days             0.719424%      1.321702%
                                                    150 Days             1.258993%      0.764624%
                                                    180+ Days           11.510791%      8.733377%
                                                                        25.899281%     23.191948%
Periodic Advance                          120,217.47
Current Period Class A Insufficient Fun         0.00
Principal Balance of Contaminated Prope         0.00

          SUBORDINATION LEVEL/CREDIT ENHANCEMENT/CLASS PERCENTAGE AND PREPAYMENT PERCENTAGE

          Original $      Original %   Current $    Current %      Current Class %Prepayment %

Class A      21,397,926.62  8.71643403%17,883,340.31   27.23058078%     72.888607%     74.461791%
Class X-1    21,112,258.00  8.60006707%17,775,716.96   27.06670500%      0.000000%      0.000000%
Class X-2    21,112,258.00  8.60006707%17,775,716.96   27.06670500%      0.000000%      0.000000%
Class B-1    10,678,968.00  4.35006786% 7,742,239.25   11.78894254%     15.302840%     14.415005%
Class B-2     6,260,058.00  2.55003130% 3,492,679.22    5.31822814%      6.481336%      6.105304%
Class B-3     3,682,458.00  1.50004731% 1,013,857.36    1.54377897%      3.780645%      3.561301%
Class B-4     2,209,558.00  0.90006228%         0.00    0.00000000%      1.546313%      1.456600%
Class B-5     1,227,558.00  0.50004510%         0.00    0.00000000%      0.000000%      0.000000%
Class B-6             0.00  0.00000000%         0.00    0.00000000%      0.000000%      0.000000%






COLLATERAL STATEMENT
Collateral Description                                             Mixed Fixed & ARM
Weighted Average Gross Coupon                                            8.780555%
Weighted Average Pass-Through Rate                                       8.232307%
Weighted Average Maturity (Stepdown Calculation)                               307

Beginning Scheduled Collateral Loan Count                                      585
Number of Loans Paid in Full                                                    29
Ending Scheduled Collateral Loan Count                                         556

Beginning Scheduled Collateral Balance                               69,876,363.60
Ending Scheduled Collateral Balance                                  65,673,738.12
Ending Actual Collateral Balance at 28-Feb-2003                      65,823,825.73

Monthly P&I Constant                                                    586,882.45
Special Servicing Fee                                                         0.00
Prepayment Penalties                                                          0.00
Realized Loss Amount                                                      8,179.77
Cumulative Realized Loss                                              2,544,893.52

Class A Optimal Amount                                                4,474,339.27
Class AP Deferred Amount                                                      0.00

Ending Schedule Balance for Premium Loans                            65,673,738.12
Ending Schedule Balance for Discount Loans                                    0.00
Scheduled Principal                                                      75,558.09
Unscheduled Principal                                                 4,127,037.39



Miscellaneous Reporting

Group 1 Senior Percentage                                               75.890767%
Group 1B Senior Percentage                                              68.310768%
Group 1A Senior Prepayment Percentage                                  100.000000%
Group 1B Senior Prepayment Percentage                                  100.000000%
Group 1A Subordinate Percentage                                         24.109233%
Group 1B Subordinate Percentage                                         31.689232%
Group 1A Subordinate Prepayment Percentage                               0.000000%
Group 1B Subordinate Prepayment Percentage                               0.000000%


          Group                       3            4              5              6         Total

Collateral Description    Fixed 15/30&AFixed 15/30&AFixed 15/30&ARMFixed 15/30&ARMMixed Fixed &ARM
Weighted Average Coupon Ra     8.790886     8.927624       8.572636       8.316022       8.780555
Weighted Average Net Rate      8.519019     8.638118       8.312635       8.046140       8.502200
Pass-Through Rate              8.272889     8.335819       7.999645       7.852550       8.232307
Weighted Average Maturity           308          306            305            311            307
Record Date                   3/31/2003    3/31/2003      3/31/2003      3/31/2003      3/31/2003
Principal and Interest Con   223,899.77   256,303.72      44,949.69      61,729.27     586,882.45
Beginning Loan Count                251          292             18             24            585
Loans Paid in Full                   10           16              0              3             29
Ending Count Loan                   241          276             18             21            556
Beginning Scheduled Balanc26,428,934.1730,253,952.41   5,480,283.96   7,713,193.06  69,876,363.60
Ending Scheduled Balance  25,135,769.3328,172,811.06   5,473,919.42   6,891,238.31  65,673,738.12
Scheduled Principal           30,288.31    31,223.79       5,799.29       8,276.70      75,588.09
Unscheduled Prinical       1,262,876.53 2,049,917.56         565.25     813,678.05   4,127,037.39
Scheduled Interest           193,611.46   225,079.93      39,150.40      53,452.57     511,294.36
Servicing Fee                  5,987.63     7,298.92       1,187.40       1,734.71      16,208.66
Master Servicing Fee             110.13       126.06          22.83          32.13         291.15
Trustee Fee                      220.23       252.11          45.66          64.28         582.28
FRY Amount                         0.00         0.00           0.00           0.00           0.00
Special Hazard Fee                 0.00         0.00           0.00           0.00           0.00
Other Fee                      5,090.46     7,243.29       1,360.89       1,147.92      14,842.56
Pool Insurance Fee                 0.00         0.00           0.00           0.00           0.00
Spread 1                           0.00         0.00           0.00           0.00           0.00
Spread 2                           0.00         0.00           0.00           0.00           0.00
Spread 3                           0.00         0.00           0.00           0.00           0.00
Net Interest                 182,203.01   210,159.55      36,533.62      50,473.53     479,369.71
Realized Loss Amount           6,612.47     1,567.30           0.00           0.00       8,179.77
Cumulative Realized Loss   1,049,293.86 1,287,366.76           0.00     208,232.90   2,544,893.52
Percentage of Cumulative L         0.04         0.05           0.00           0.03           0.04
Prepayment Penalties               0.00         0.00           0.00           0.00           0.00
Special Servicing Fee              0.00         0.00           0.00           0.00           0.00

